    As filed with the Securities and Exchange Commission on October 6, 1997.
                                                      Registration No. 333-_____
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3


                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                               GENSIA SICOR INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                      33-0176647
(State or other jurisdiction               (I.R.S. Employer Identification No.)
 of incorporation or organization)

                            9360 Towne Centre Drive
                          San Diego, California 92121
                                 (619) 546-8300
         (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)


                                  DAVID F. HALE
                       President and Chief Executive Officer
                                 Gensia Sicor Inc.
                              9360 Towne Centre Drive
                            San Diego, California 92121
                                  (619) 546-8300
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    Copies to:
                            THOMAS E. SPARKS, JR., ESQ.
                           Pillsbury Madison & Sutro LLP
                                 P.O. Box 7880
                            San Francisco, CA 94120-7880
                                   (415) 983-1000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by the Selling Stockholders.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-35719

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                                _______________

                                     CALCULATION OF REGISTRATION FEE
========================================================================================================
      Title of each class of               Proposed maximum aggregate
    securities to be registered                offering price(1)           Amount of registration fee
---------------------------------------------------------------------------------------------------------
     Common Stock, $.01 par value                 $750,000                         $228

========================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") by Gensia Sicor Inc. (the "Company"), pursuant to Rule 462(b) under the Act. This Registration Statement incorporates by reference the contents of the Registration Statement on Form S-3 (File No. 333-35719) relating to the registration for resale of up to $5,322,500 worth of Common Stock of the Company.


                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on October 7, 1997), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on October 7, 1997.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, September 30, 1997.

                                        GENSIA SICOR INC.


                                        By   /s/ David F. Hale*
                                           -------------------------------
                                                 David F. Hale
                                                 President and
                                                 Chief Executive Officer

    Signature                                Title                                   Date
    ---------                                -----                                   ----

/s/   David F. Hale*            President, Chief Executive Officer              September 30, 1997
--------------------------      and Director (Principal Executive Officer)
      David F. Hale

/s/  John W. Sayward            Vice President, Finance, Chief                  September 30, 1997
--------------------------      Financial Officer, and Treasurer
     John W. Sayward            (Principal Financial and Principal
                                Accounting Officer)


/s/ Donald E. Panoz*            Chairman of the Board                           September 30, 1997
---------------------------
     Donald E. Panoz


/s/ James C. Blair, Ph.D.*            Director                                  September 30, 1997
----------------------------
    James C. Blair, Ph.D.


/s/ Michael D. Cannon*                Director                                  September 30, 1997
----------------------------
    Michael D. Cannon


/s/ Herbert J. Conrad*                Director                                  September 30, 1997
----------------------------
    Herbert J. Conrad


    Signature                                Title                                   Date
    ---------                                -----                                   ----

/s/ Carlos A. Ferrer*                    Director                               September 30, 1997
---------------------------
    Carlos A. Ferrer


/s/  Carlo Salvi*                        Director                               September 30, 1997
----------------------------
     Carlo Salvi


/s/ Patrick D. Walsh*                    Director                               September 30, 1997
----------------------------
    Patrick D. Walsh


/s/  L. John Wilkerson, Ph.D.*           Director                               September 30, 1997
------------------------------
     L. John Wilkerson, Ph.D.


By: /s/ John W. Sayward
    --------------------------
        John W. Sayward
        Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
Number                         Description of Document
------                         -----------------------
5.1          Opinion of Pillsbury Madison & Sutro LLP regarding the legality of the securities being offered.

23.1         Consent of Ernst & Young LLP, independent auditors.

23.2         Consent of KPMG Accountants N.V., independent auditors.

23.3 Consent of Pillsbury Madison & Sutro LLP (included in its opinion filed as Exhibit 5.1 to this Registration Statement).